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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2006

                        Commission File Number: 000-24459


                                 ACCESSTEL, INC.
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                           (Exact name of registrant)


                Utah                               59-2159271
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      (State of incorporation)        (I.R.S. Employer Identification No.)


                      66 Clinton Road, Fairfield, NJ 07004
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              (Address of principal executive offices and zip code)


                                 (973) 882-8861
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                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related
          Audit Report or Completed Interim Review.

On June 16, 2006, the Company's Board of Directors, after discussion with the Company's independent auditors, authorized the restatement of our previously issued (audited) consolidated financial statements for the year ending December 31, 2004, in our annual report on Form 10-KSB as filed with the Securities and Exchange Commission on June 15, 2005. The restatement resulted in part from a correction in the accounting for the reverse merger between the Company and Global Invest Holdings, Inc., in part from a change in the accounting for factored receivables, and in part from the inclusion of a statement of changes in stockholders equity.

FOR THE EFFECT OF THE RESTATEMENT OF THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2004, PLEASE REFER TO THE AMENDMENT TO OUR FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004, TO BE FILED SHORTLY AFTER THE FILING OF THIS REPORT.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACCESSTEL, INC.


Dated: June 16, 2006                    By: /s/ Ralph Sayad
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                                            Ralph Sayad
                                            Chief Executive Officer